                                                                    EXHIBIT H(7)

                                FOURTH AMENDMENT

          FOURTH AMENDMENT (this "Amendment"), dated as of September 28, 2001, among the separate mutual fund portfolios party to the hereinafter defined Credit Agreement (the "Borrowers"), the lending institutions from time to time party to the Credit Agreement (the "Banks"), Mellon Bank N.A. and Citibank N.A., as Co-Syndication Agents, State Street Bank and Trust Company, as Operations Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (together with the Operations Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Borrowers, the Banks and the Agents are parties to a Credit Agreement, dated as of March 11, 1999 (as amended to date, the "Credit Agreement");

          WHEREAS, the Borrowers have requested that the Banks amend the Credit Agreement to permit certain additional Indebtedness of the Borrowers described herein, and the Banks party hereto have agreed to the amendments specified herein on the terms, and subject to the conditions, set forth herein;

          NOW, THEREFORE, it is agreed:

          1. Section 3.02 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) in lieu thereof:

          (b) On any day on which the aggregate outstanding principal amount of Loans, Interfund Loans and Investment Adviser Loans made to any Borrower exceeds the Borrowing Base of such Borrower as then in effect, such Borrower shall prepay principal of outstanding Loans equal to such excess.

          2. Section 6.13 of the Credit Agreement is hereby amended by deleting Section 6.13 in its entirety and inserting the following in lieu thereof:

          6.13. Senior Status. Except to the extent secured by Liens permitted by Section 8.01, the Obligations of each Borrower hereunder rank senior to all other Indebtedness of the respective Borrower.

          3. Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.10 and 8.11 at the end thereof:

          8.10. Interfund Lending. (a) Notwithstanding anything in this Agreement to the contrary (including Section 8.03 hereof), any Borrower may make an Interfund Loan to another Borrower or borrow an Interfund Loan from another Borrower, may repay principal and/or interest with respect to an Interfund Loan, and the mere making, borrowing, or repaying of principal and/or interest of an Interfund Loan in and of itself shall not, with respect to any Borrower party thereto (as a lender or a borrower), constitute a violation of any condition precedent, representation or covenant contained herein or constitute a Default or an Event of Default; provided that all other terms and conditions of this Agreement are satisfied, and provided, further, that:

               (i) such Interfund Loan (t) does not cause either (A) the Asset Coverage Ratio of any Borrower to be less than the applicable minimum Asset Coverage Ratio of such Borrower pursuant to Section 8.09 of this Agreement at the time of incurrence thereof or (B) the aggregate principal amount of Loans, Interfund Loans and Investment Adviser Loans outstanding to any Borrower at the time of incurrence thereof to exceed the Borrowing Base of such Borrower at such time, (u) is not otherwise prohibited by law, (v) has been duly authorized, (w) is consistent with the terms of an applicable order of the United States Securities and Exchange Commission, (x) is not in contravention of such Borrower's Prospectus and (y) expressly ranks junior in priority to the repayment in full in cash of all outstanding Obligations under this Agreement; provided however that principal and/or interest with respect to an Interfund Loan may be repaid so long as no Default or Event of Default has occurred and is continuing under this Agreement; and

               (ii) if, at any time, (x) an Interfund Loan is outstanding to such Borrower, (y) such Borrower has Loans outstanding, and (z) either
          (A) the Asset Coverage Ratio for such Borrower is less than the applicable minimum Asset Coverage Ratio of such Borrower pursuant to
          Section 8.09 of this Agreement or (B) the aggregate principal amount of Loans, Interfund Loans and Investment Adviser Loans outstanding to such Borrower at any time exceeds the Borrowing Base of such Borrower at such time, then such Borrower shall prepay outstanding Loans hereunder to the extent necessary to ensure that both the Asset Coverage Ratio of such Borrower after such prepayments is at least equal to the applicable minimum Asset Coverage Ratio of such Borrower pursuant to Section 8.09 of this Agreement and the aggregate principal amount of Loans, Interfund Loans and Investment Adviser Loans outstanding to such Borrower does not exceed the Borrowing Base of such Borrower.

          (b) Without otherwise limiting the purposes for which proceeds of any Borrowing may be used as specified in Section 6.08, subject to the satisfaction of the conditions set forth in Section 5 and the other conditions of this Agreement, including pro forma compliance with the Borrowing Base of such Borrower after giving effect to such Borrowing, a Borrower shall be expressly permitted to use the proceeds of a Borrowing of Loans hereundcr to repay principal and/or interest with respect to an outstanding Interfund Loan of such Borrower.

          8.11. Investment Adviser Lending. (a) Notwithstanding anything in this

     Agreement to the contrary (including Section 8.03 hereof), any Borrower may borrow an Investment Adviser Loan, may repay principal and/or interest with respect to an Investment Adviser Loan, and the mere borrowing or repaying of principal and/or interest of an Investment Adviser Loan, in and of itself shall not, with respect to any Borrower party thereto, constitute a violation of any condition precedent, representation or covenant contained herein or constitute a Default or an Event of Default; provided that all other terms and conditions of this Agreement are satisfied, and provided, further, that:

               (i) such Investment Adviser Loan (t) does not cause either (A) the Asset Coverage Ratio of any Borrower to be less than the applicable minimum Asset Coverage Ratio of such Borrower pursuant to
          Section 8.09 of this Agreement at the time of incurrence thereof or
          (B) the aggregate principal amount of Loans, Interfund Loans and Investment Adviser Loans outstanding to any Borrower at the time of incurrence thereof to exceed the Borrowing Base of such Borrower at such time, (u) is not otherwise prohibited by law, (v) has been duly authorized, (w) is not in contravention of such Borrower's Prospectus and (x) ) expressly ranks junior in priority to the repayment in full in cash of all outstanding Obligations under this Agreement; provided however that principal and/or interest with respect to an Investment Advisor Loan may be repaid so long as no Default or Event of Default has occurred and is continuing under this Agreement; and

               (ii) if, at any time, (x) an Investment Adviser Loan is outstanding to such Borrower, (y) such Borrower has Loans outstanding, and (z) either (A) the Asset Coverage Ratio for such Borrower is less than the applicable minimum Asset Coverage Ratio of such Borrower pursuant to Section 8.09 of this Agreement or (B) the aggregate principal amount of Loans, Interfund Loans and Investment Adviser Loans outstanding to such Borrower at any time exceeds the Borrowing Base of such Borrower at such time, then such Borrower shall prepay outstanding Loans hereunder to the extent necessary to ensure that both the Asset Coverage Ratio of such Borrower after such prepayments is at least equal to the applicable minimum Asset Coverage Ratio of such Borrower pursuant to Section 8.09 of this Agreement and the aggregate principal amount of Loans, Interfund Loans and Investment Adviser Loans outstanding to such Borrower does not exceed the Borrowing Base of such Borrower.

          (c) Without otherwise limiting the purposes for which proceeds of any Borrowing may be used as specified in Section 6.08, subject to the satisfaction of the conditions set forth in Section 5 and the other conditions of this Agreement, including pro forma compliance with the Borrowing Base of such Borrower after giving effect to such Borrowing, a Borrower shall be expressly permitted to use the proceeds of a Borrowing of Loans hereunder to repay principal and/or interest with respect to an outstanding Investment Adviser Loan of such Borrower.

          4. Section 10.01 of the Credit Agreement is hereby amended by replacing the parenthetical appearing in the definition of "Asset Coverage Denominator" with the following new parenthetical: "(including in any event all Loans hereunder, all Interfund Loans and all Investment Adviser Loans)".

          5. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

          "Interfund Lending Agreement" means an agreement entered into between Borrowers party thereto, providing for the making of subordinated loans from time to time from one such fund to other such funds.

          "Interfund Loan" means any loan by a Borrower to a Borrower pursuant to an Interfund Lending Agreement.

          "Investment Adviser Lending Agreement" means an agreement entered into between a Borrower and the Investment Adviser, any entity controlling, controlled by, or in common control with the Investment Adviser, or any Subsidiary of the Investment Adviser, as the case may be, providing for the making of subordinated loans from time to time from the Investment Adviser, any entity controlling, controlled by, or in common control with the Investment Adviser, or any Subsidiary of the Investment Adviser, to such Borrower.

          "Investment Adviser Loan" means any loan by the Investment Adviser, any entity controlling, controlled by, or in common control with the Investment Adviser, or any Subsidiary of the Investment Adviser to a Borrower pursuant to an Investment Adviser Lending Agreement.

          6. In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers hereby represents and warrants that (a) no Default or Event of Default exists as of the date hereof both before and after giving effect to this Amendment and (b) as of the date hereof, both before and after giving effect to this Amendment, all representations and warranties of such Borrower contained in the Credit Agreement are true and correct in all material respects.

          7. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agents or any of them may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

          8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

          9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

          10.  This Amendment shall become effective on the date (the
"Amendment Effective Date") when the Borrowers and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention:
Scott Waldbaum; facsimile number (212) 354-8113.

                                     * * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                        AUTHORIZED OFFICER, on behalf
                                         of each Borrower

                                        By /s/ Grace Torres
                                           ----------------------------
                                           Name: GRACE TORRES
                                           Title: TREASURER

                                        DEUTSCHE BANK AG, NEW YORK
                                         BRANCH, as Administrative Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCHES

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                        AUTHORIZED OFFICER, on behalf
                                         of each Borrower

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK
                                         BRANCH, as Administrative Agent

                                        By /s/ Alan Krouk
                                           ----------------------------
                                           Name: Alan Krouk
                                           Title: Vice President

                                        By /s/ Nicolas Rueda
                                           ----------------------------
                                           Name: Nicolas Rueda
                                           Title: Associate

                                        DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCHES

                                        By /s/ Alan Krouk
                                           ----------------------------
                                           Name: Alan Krouk
                                           Title: Vice President

                                        By /s/ Nicolas Rueda
                                           ----------------------------
                                           Name: Nicolas Rueda
                                           Title: Associate

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By /s/ Anne Marie Gualtieri
                                           ----------------------------
                                           Name: ANNE MARIE GUALTIERI
                                           Title: VICE PRESIDENT

                                        CITIBANK, N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        BNP Paribas

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DANSKE BANK A/S

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A., Individually
                                         and as Co-Syndication Agent

                                        By /s/ Maria Hackley
                                           ----------------------------
                                           Name: Maria Hackley
                                           Title: Director

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        BNP Paribas

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DANSKE BANK A/S

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By /s/ Marla A. DeYulis
                                           ----------------------------
                                           Name: Marla A. DeYulis
                                           Title: Lending Officer

                                        BNP Paribas

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DANSKE BANK A/S

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        BNP Paribas

                                        By /s/ Marguerite L. Lebon
                                           ----------------------------
                                           Name: Marguerite L. Lebon
                                           Title: Associate

                                        By /s/ Phil Truesdole
                                           ----------------------------
                                           Name: Phil Truesdole
                                           Title: Director

                                        DANSKE BANK A/S

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        STATE STREET BANK AND TRUST
                                         COMPANY, Individually and as
                                         Operations Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        CITIBANK, N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        MELLON BANK N.A., Individually
                                         and as Co-Syndication Agent

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        BNP Paribas

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        By
                                           ----------------------------
                                           Name:
                                           Title:

                                        DANSKE BANK A/S

                                        By /s/ George Neofitidis
                                           ----------------------------
                                           Name: GEORGE NEOFITIDIS
                                           Title: VICE PRESIDENT

                                        By /s/ John A. O'Neill
                                           ----------------------------
                                           Name: JOHN A. O'NEILL
                                           Title: ASSISTANT GENERAL MANAGER